UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2014

_____________________________

CC MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Delaware	000-53354	26-0241222
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On May 16, 2014, CC Media Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders.  Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company’s Annual Meeting of Stockholders.  As disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2014, holders of the Company’s Class A common stock, voting as a separate class, are entitled to elect two members of the Board of Directors (David C. Abrams and Jonathon S. Jacobson).  For the election of the 11 other members of the Board of Directors and all other matters submitted to a vote of the stockholders, the holders of Class A common stock and Class B common stock vote together as a single class.

1.           The Company’s stockholders elected each of the thirteen nominees for directors to serve until the next Annual Meeting of Stockholders or until his or her successor shall have been elected and qualified.

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Class A Common Stock
David C. Abrams	21,583,416	27,185	3,109,962
Irving L. Azoff	20,063,232	1,547,369	3,109,962
Richard J. Bressler	20,315,445	1,295,156	3,109,962
James C. Carlisle	20,316,695	1,293,906	3,109,962
John P. Connaughton	20,316,902	1,293,699	3,109,962
Julia B. Donnelly	20,317,172	1,293,429	3,109,962
Matthew J. Freeman	20,317,324	1,293,277	3,109,962
Blair E. Hendrix	20,316,695	1,293,906	3,109,962
Jonathon S. Jacobson	21,583,416	27,185	3,109,962
Ian K. Loring	20,317,399	1,293,202	3,109,962
Mark P. Mays	20,316,311	1,294,290	3,109,962
Robert W. Pittman	20,314,744	1,295,857	3,109,962
Scott M. Sperling	20,317,073	1,293,528	3,109,962

Class B Common Stock
Irving L. Azoff	59,523,057	0	0
Richard J. Bressler	59,523,057	0	0
James C. Carlisle	59,523,057	0	0
John P. Connaughton	59,523,057	0	0
Julia B. Donnelly	59,523,057	0	0
Matthew J. Freeman	59,523,057	0	0
Blair E. Hendrix	59,523,057	0	0
Ian K. Loring	59,523,057	0	0
Mark P. Mays	59,523,057	0	0
Robert W. Pittman	59,523,057	0	0
Scott M. Sperling	59,523,057	0	0

Proposal 1. Election of Directors	Votes For	Votes Withheld	Broker Non-Votes

Total
David C. Abrams	21,583,416	27,185	3,109,962
Irving L. Azoff	79,586,289	1,547,369	3,109,962
Richard J. Bressler	79,838,502	1,295,156	3,109,962
James C. Carlisle	79,839,752	1,293,906	3,109,962
John P. Connaughton	79,839,959	1,293,699	3,109,962
Julia B. Donnelly	79,840,229	1,293,429	3,109,962
Matthew J. Freeman	79,840,381	1,293,277	3,109,962
Blair E. Hendrix	79,839,752	1,293,906	3,109,962
Jonathon S. Jacobson	21,583,416	27,185	3,109,962
Ian K. Loring	79,840,456	1,293,202	3,109,962
Mark P. Mays	79,839,368	1,294,290	3,109,962
Robert W. Pittman	79,837,801	1,295,857	3,109,962
Scott M. Sperling	79,840,130	1,293,528	3,109,962

2.           The advisory resolution on executive compensation was approved.

Proposal 2. Approval of the advisory (non-binding) resolution on executive compensation	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	20,060,519	1,526,595	23,487	3,109,962
Class B Common Stock	59,523,057	0	0	0

Total	79,583,576	1,526,595	23,487	3,109,962

3.           The selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2014 was ratified.

Proposal 3. Ratification of the selection of Ernst & Young LLP as the independent registered public accounting firm for the year ending December 31, 2014	Votes For	Votes Against	Abstentions	Broker Non-Votes

Class A Common Stock	24,622,315	96,988	1,260	0
Class B Common Stock	59,523,057	0	0	0

Total	84,145,372	96,988	1,260	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CC MEDIA HOLDINGS, INC.

Date: May 20, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary